Filed pursuant to Rule 497(e) and 497(k)

Registration No. 033-48907

BMO FUNDS, INC.

BMO Pyrford International Stock Fund	BMO Intermediate Tax-Free Fund
BMO LGM Emerging Markets Equity Fund	BMO Strategic Income Fund
BMO Short-Tax Free Fund	BMO Core Plus Bond Fund
BMO Short-Term Income Fund

(each, a “Fund,” and together, the “Funds”)

Supplement dated December 13, 2021 to the Prospectus, Summary Prospectuses,

and Statement of Additional Information each dated December 29, 2020, as supplemented

On December 10, 2021, the Funds were reorganized into corresponding series, as shown below, of Columbia Funds Series Trust, Columbia Funds Series Trust I or Columbia Funds Series Trust II (together, the “Reorganizations”), following shareholder approval of the Reorganizations and pursuant to agreements and plans of reorganization previously approved by the Board of Directors of BMO Funds, Inc.:

BMO Fund	Corresponding Acquiring Fund
BMO Pyrford International Stock Fund	Columbia Pyrford International Stock Fund
BMO LGM Emerging Markets Equity Fund	Columbia Emerging Markets Fund
BMO Short-Tax Free Fund	Columbia Short Term Municipal Bond Fund
BMO Short-Term Income Fund	Columbia Short Term Bond Fund
BMO Intermediate Tax-Free Fund	Columbia Intermediate Municipal Bond Fund
BMO Strategic Income Fund	Columbia Strategic Income Fund
BMO Core Plus Bond Fund	Columbia Total Return Bond Fund

Accordingly, all references to the Funds in the BMO Funds’ Prospectus and Statement of Additional Information, each dated December 29, 2020, as supplemented, are hereby removed.

Please retain this Prospectus Supplement with your Prospectus, Summary Prospectus and Statement of Additional Information for future reference.